DELAWARE POOLED TRUST

The Focused Value Portfolio
The Large-Cap Value Equity Portfolio

Supplement to the Fund's Prospectus dated February 28, 2003

The Focused Value Portfolio:

The following information in the section of the Prospectus entitled "Fund Officers and Portfolio Managers" under "Management of the Fund" is deleted in its entirety:

Joshua H. Brooks
Senior Vice President/Chief Investment Officer, Value Investing - The Focused Value Portfolio
Mr. Brooks received his undergraduate education at Yale University and Seikei Gakuen in Tokyo and an MBA from the University of London's London Business School. He joined Delaware Investments in 1991 as an analyst. Since that time he has worked in various positions in equity research, portfolio management and business development in both Philadelphia and London. Prior to returning to Philadelphia in 2000, Mr. Brooks worked at Delaware International as a Senior Portfolio Manager. Mr. Brooks has managed The Focused Value Portfolio since December 14, 2001.

The Large-Cap Value Equity Portfolio:

The following information is added to the section of the Prospectus entitled "Profile: The Large-Cap Value Equity Portfolio":

While the S&P 500 Index has been the Portfolio's benchmark, we have determined that it would be more appropriate to use the Russell 1000 Value Index as the Portfolio's benchmark going forward since it is comprised of only large-cap value stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The following information is added to the section of the Prospectus entitled "Average annual returns for periods ending 12/31/02" on page 2:
The Large-Cap Value Equity Portfolio	1 year	5 years	10 years
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	-15.52%	-5.14%	1.16%

This Supplement is dated March 17, 2003.